LEASES	6 Months Ended
Jun. 30, 2023
Leases [Abstract]
LEASES
NOTE 4 - LEASES

The Company leases vehicles and offices under various operating lease agreements.

Following the determination of Company’s Board of Directors on June 6, 2023 to discontinue the Company’s clinical studies (see Note 1 A (3)), on June 8, 2023, the Company terminated its sub-lease agreement in Petach Tikva, and the agreement shall terminate on September 8, 2023. The Company currently does not expect to extend the lease agreement of its offices in Isfiya and Petach Tikva, Israel  that expire on December 31, 2023 and  February 24, 2024, respectively.

According to ASC 842, the changes described above are a triggering event for reassessment of the lease terms and as a result, the lease liability was remeasured as of the reassessment date with an adjustment recorded to the underlying right of use assets.

At June 30, 2023, the Company’s operating lease assets and lease liabilities for operating leases totaled $223 and $83, respectively.

Supplemental cash flow information related to operating leases was as follows:

Six months ended June 30, 2023
Cash payments for operating leases	$223

The Company uses its incremental borrowing rate as the discount rate for its leases, as the implicit rate in the lease is not readily determinable. As of June 30, 2023, the Company’s operating leases had a weighted average remaining lease term of 5 months and a weighted average borrowing rate of 11%. Future lease payments under operating leases as of June 30, 2023 were as follows:

Operating
Leases
Second half of 2023	$130
2024	$3

Total future lease payments	$133
Less imputed interest	(50)
Total lease liability balance	$83